SUPPLEMENT DATED NOVEMBER 1, 2006
TO THE STATEMENT of ADDITIONAL INFORMATION of
THE INTEGRITY FUNDS
Dated May 1, 2006

TO THE STATEMENT OF ADDITIONAL INFORMATION

Please note the following important information with regard to The Integrity Funds.

Effective November 1, 2006, the last sentence in the first partial paragraph at the top of page B-27 referring to Mr. Steven Breyer is hereby deleted.

PLEASE RETAIN THIS SUPPLEMENT FOR FUTURE REFERENCE